Acquisition of Harmony Bank (OTCPK: HRMB) February 18, 2016 Exhibit 99.1

Safe Harbor Statement This communication contains forward-looking statements with respect to the proposed merger and the timing of consummation of the merger that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. Statements regarding (i) the anticipated effect of the transaction on earnings per share and book value per share, (ii) other pro forma effects of the transaction, including statements regarding potential cost savings, (iii) pro forma information with respect to Pascack Bancorp, Inc., which Lakeland Bancorp acquired on January 7, 2016, (iv) the growth opportunities applicable to the combined institution, (v) the timing of the closing and execution risks associated with the transaction and (vi) consensus 2016 EPS estimates are also forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: failure to successfully integrate Pascack Community Bank into Lakeland Bank; failure to obtain Harmony Bank shareholder or regulatory approval for the merger of Harmony Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the merger is consummated; material adverse changes in Lakeland Bancorp’s or Harmony Banks’s operations or earnings; decline in the economy in Lakeland Bancorp’s and Harmony Banks’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp with the Securities and Exchange Commission. Neither Lakeland Bancorp nor Harmony Bank assumes any obligation for updating any such forward-looking statements at any time.

Overview of Harmony Bank Branch Footprint Overview¹ ¹ Regulatory level data as of December 31, 2015 Source: SNL Financial Headquarters: Jackson, NJ Established: 2008 Assets: $295 mm Net Loans: $241 mm Deposits: $257 mm Tangible Common Equity: $24 mm 2015Y Net Interest Margin: 3.54% Efficiency Ratio: 71.8% 2015Y Net Income: $1.52 mm NPAs Excl. TDRs / Assets: 0.95% LBAI (43) LBAI LPO (2) HRMB (3) Legacy SOMH (5) Legacy PSBR (5)

Transaction Rationale Consistent with recent initiatives to expand into desirable markets and position Lakeland for future growth opportunities Pascack Bancorp acquisition in early 2016 Two new Commercial Loan Production Offices (“LPO”) covering Middlesex/Monmouth counties in NJ and the Hudson Valley region of New York state in 2015 Somerset Hills Bancorp acquisition in 2013 Strategic acquisition that improves franchise value through leveraging Lakeland’s existing Loan Production Office in the Middlesex/Monmouth counties Harmony is a solid community bank franchise that Lakeland can utilize for future growth Business and consumer, lending and noninterest income opportunities Lakeland’s balance sheet and higher legal lending limit will provide for larger lending relationships Offers expanded products (i.e. SBA loans) and services (i.e. wealth management) Opportunity to acquire a strong, high quality institution with historically strong asset quality, an attractive deposit funding mix, and solid performance (0.56% ROAA) Provides for attractive financial returns Similar cultures, product offerings, and strong ties to communities and customers, along with complementary relationship-oriented banking models Strengthens Lakeland’s strategic position in New Jersey as one of the state’s largest independent community banks

Lakeland Bank
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Transaction Overview

Per Share Consideration:	$12.79 per share
Transaction Value[1]:	$32.0 million
Consideration Mix:	100% stock
Exchange:	Exchange ratio fixed at 1.25
Due Diligence:	Comprehensive due diligence completed
Expected Closing:	End of 2Q 2016 / beginning of 3Q 2016
Deal Value / TBVPS:	1.29x
Deal Value / LTM EPS:	20.4x
Core Deposit Premium:	3.7%
One-Time Expenses:	~$5.7 million estimated, pre-tax
Anticipated Cost Savings:	~36% of non-interest expense
Pro Forma TCE / TA:	~7.5%
EPS Impact[2]:	~1.0% accretive to 2017e EPS
Tangible Book Value Per Share Impact[2]:	~0.5% dilutive
Estimated Tangible Book Value Per Share Earnback[2]:	~3.5 years (crossover method)

[1] Transaction value includes cash out of options totaling $1.2mm
[2] Based upon current estimates

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Pro Forma Summary Pro Forma Branch Network Summary Pro Forma Information¹ ¹ Estimated for June 30, 2016 close; Includes purchase accounting adjustments ² Includes public independent New Jersey Community Banks Source: SNL Financial Assets: $4.7 bn Net Loans: $3.6 bn Deposits: $3.7 bn Market Cap: $453mm Price / Tangible Book Value: 1.3x Branches: 56 Loan Production Offices: 2 Counties Served: 9 NJ Deposit Market Share Rank²: 4 LBAI (43) LBAI LPO (2) HRMB (3) Legacy SOMH (5) Legacy PSBR (5)

Pro Forma Loan Composition Pro Forma Loan Composition ¹ Lakeland Bancorp, Inc. amounts shown estimated pro forma for the Pascack Bancorp, Inc. acquisition Note: Regulatory data shown as of December 31, 2015; Pro Forma does not include purchase accounting adjustments Source: SNL Financial

Pro Forma Deposit Composition Pro Forma Deposit Composition ¹ Lakeland Bancorp, Inc. amounts shown estimated pro forma for the Pascack Bancorp, Inc. acquisition Note: Regulatory data shown as of December 31, 2015; Pro Forma does not include purchase accounting adjustments Source: SNL Financial

Lakeland Bank
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Deposit Market Share Positioning
(as of June 30, 2015)

- Lakeland is the 4th largest public independent New Jersey based community bank by deposits

New Jersey

Rank	Institution	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Bank of America Corp. (NC)	277	48,498	16.10
2	Wells Fargo & Co. (CA)	300	34,997	11.62
3	Toronto-Dominion Bank	268	34,958	11.61
4	PNC Financial Services Group (PA)	318	26,154	8.68
5	JPMorgan Chase & Co. (NY)	221	17,277	5.74
6	M&T Bank Corp. (NY)	103	14,793	4.91
7	Investors Bancorp Inc (NJ)	112	11,929	3.96
8	Valley National Bancorp (NJ)	151	9,742	3.23
9	Banco Santander	138	9,254	3.07
10	New York Community Bancorp (NY)	46	8,527	2.83
11	Capital One Financial Corp. (VA)	57	7,652	2.54
12	Provident Financial Services (NJ)	84	5,580	1.85
13	Citigroup Inc. (NY)	10	4,646	1.54
14	Columbia Bank MHC (NJ)	44	3,562	1.18
	Pro Forma *(as of June 30, 2015)*	**56**	**3,397**	**1.13**
15	OceanFirst Financial Corp. (NJ)[1]	51	3,241	1.08
16	**Lakeland Bancorp (NJ)**	**53**	**3,161**	**1.05**
76	**Harmony Bank (NJ)**	**3**	**236**	**0.08**
	Total For Institutions in Market	**3,084**	**301,169**	

New Jersey Bank & Thrifts Only

Rank	Institution	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Investors Bancorp Inc (NJ)	112	11,929	14.86
2	Valley National Bancorp (NJ)	151	9,742	12.14
3	Provident Financial Services (NJ)	84	5,580	6.95
4	Columbia Bank MHC (NJ)	44	3,562	4.44
	Pro Forma *(as of June 30, 2015)*	**56**	**3,397**	**4.23**
5	OceanFirst Financial Corp. (NJ)[1]	51	3,241	4.04
6	**Lakeland Bancorp (NJ)**	**53**	**3,161**	**3.94**
7	Kearny Financial Corp. (NJ)	40	2,757	3.43
8	Peapack-Gladstone Financial (NJ)	21	2,676	3.33
9	ConnectOne Bancorp, Inc. (NJ)	21	2,585	3.22
10	Oritani Financial Corp. (NJ)	27	1,989	2.48
11	Sun Bancorp Inc. (NJ)	34	1,907	2.38
12	Spencer Savings Bank SLA (NJ)	22	1,768	2.20
13	Amboy Bancorp. (NJ)	23	1,696	2.11
14	Union County SB (NJ)	4	1,444	1.80
15	BCB Bancorp Inc. (NJ)	14	1,166	1.45
55	**Harmony Bank (NJ)**	**3**	**236**	**0.29**
	Total For Institutions in Market	**1,120**	**80,265**	

[1] OceanFirst Financial Corp. shown pro forma for pending acquisition of Cape Bancorp, Inc.
Note: Lakeland's 53 branches excludes 3 branches scheduled for closure in March 2016
Source: SNL Financial

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Pro Forma Franchise Profile (LBAI deposits post acquisitions as of December 31, 2015) Source: SNL Financial and company documents